UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 16, 2015

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2015, investment funds managed by, or affiliated with, Clayton, Dubilier & Rice, LLC and StepStone Group LP consummated the sale of 28,961,763 shares of common stock of ServiceMaster Global Holdings, Inc. (the “Company”), which resulted in such investment funds no longer owning any shares of the Company’s common stock.  As a result, Sarah Kim and Darren M. Friedman have tendered their resignations as directors of the Company, effective as of November 16, 2015.  The Board of Directors of the Company accepted such resignations and expressed its gratitude to Ms. Kim and Mr. Friedman for their years of service to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

November 16, 2015	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer